UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

GREENSPRING
FUND

SEMI-ANNUAL REPORT

JUNE 30, 2010

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
 used as sales literature unless preceded or
 accompanied by a current prospectus.

Greenspring Fund, Incorporated
July 2010

Dear Fellow Shareholders:

We are pleased to provide this report discussing Greenspring Fund’s performance and portfolio activity during the second quarter ended June 30, 2010.  Discussions of the Fund’s activity and performance during the first quarter of 2010, and previous quarters, can be found on the Fund’s website (www.greenspringfund.com) under “FUND REPORTS.”

The general stock market began the second quarter of 2010 in similar fashion to the way it performed during the first quarter — with steady gains, as investors complacently assumed that early signs of a domestic recovery would continue unabated.  However, after the first week in May, volatility returned, especially to the downside.  Spurred by concerns about a sovereign debt crisis in Europe, an increasingly unfriendly regulatory environment for investors, and mounting concern that the tepid domestic economic recovery was starting to falter, investors aggressively lowered their exposure to stocks.  This downward volatility was on display in its most spectacular form on May 6, when the “Flash Crash” occurred and the Dow Jones Industrials dropped an astonishing 700 points in only 8 minutes.  Even though this stunning drop in prices was probably not triggered by fundamental concerns (purportedly it was precipitated by a trading clerk’s input error, with the degree and speed of the decline then compounded by automated trading programs) and even though the stock averages recovered most of the decline in a matter of days, this display of volatility was yet another motivating factor for some investors to reduce their equity holdings.

During this turbulent environment, the Greenspring Fund experienced far less volatility.  The Greenspring Fund declined 2.73% during the second quarter, snapping our streak of four consecutive quarters of positive performance.  Despite the slippage during the second quarter, the Greenspring Fund was still in positive territory for the year as of June 30!  Further details about the Fund’s performance over different periods of time are shown in the accompanying chart.

Greenspring Fund Performance for the Periods Ended June 30, 2010
Quarter	-2.73%
Year to Date	0.66%
1 Year	10.36%
3 Years*	0.49%
5 Years*	5.38%
10 Years*	7.75%
15 Years*	7.76%
20 Years*	8.55%
Since inception on 7/1/83*	10.00%
Expense Ratio**	1.08%

*	annualized.
**	as stated in Prospectus dated 5-1-10. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or visiting the Fund’s web site. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

INFLUENCES on FUND PERFORMANCE

The Greenspring Fund’s strong relative performance during the second quarter partly resulted from the Fund’s significant holdings of short-term, higher yielding

Greenspring Fund, Incorporated

corporate bonds (convertible as well as non-convertible), which have been a very significant part of the portfolio for several years.  These bonds have served as solid buffers to the stock market’s volatility, and have generated steady and consistent total returns for the Fund, as discussed in many previous quarterly letters.  Also, our value-oriented common stocks, although declining in market value during the quarter, held their ground more firmly than the general stock market during the difficult days of the second quarter.

In order of magnitude, the securities with the largest individual impacts on the Fund’s performance were the common stock investments in FTI Consulting, United America Indemnity, Prestige Brands, Ralcorp Holdings, and PartnerRe Ltd.  FTI Consulting generated a positive return for the Fund, while the others had negative influences.

FTI Consulting
The Fund has owned shares of FTI Consulting in varying amounts since September of 2003 and the Fund’s investment in FTI has been discussed on many occasions in previous shareholder letters, most recently in the 2010 first quarter letter. FTI Consulting provides consulting services on critical financial, management and legal issues to major corporations, financial institutions and law firms throughout the world.  FTI generates strong profit margins and significant free cash flow while requiring very little capital investment. This cash flow can be invested into growth opportunities, such as acquisitions, to expand existing business lines and/or add new consulting services. Although the Company has done a very good job of diversifying its mix of consulting services over the last several years, its Corporate Finance/Restructuring division (which thrives during difficult economic conditions) remains its largest business line, representing about a third of total revenues. During the first quarter of 2010, the Fund had increased its holdings in FTI after the Company’s stock price had dropped following its announcement of disappointing fourth quarter earnings and a reduction of its 2010 full year earnings guidance.  During the second quarter of 2010, FTI’s stock price rebounded in price, rising from $39.32 to $43.59 per share.

[Early in the third quarter, FTI once again issued a disappointing earnings forecast resulting in stock price weakness. Still very confident in the Company’s long-term prospects, we once again added to the Fund’s holding in FTI.]

United America Indemnity
United America Indemnity is another long-term holding of the Fund, with shares first purchased in December 2003. During the second quarter of 2010, United America Indemnity had a negative impact on the Fund’s performance as the stock price declined from $9.57 to $7.36 per share. The stock price decline was partly the result of the overall weak stock market and partly the result of a first quarter earnings report that, while not particularly disappointing, did indicate that United America Indemnity continues to find it challenging to earn industry-average returns on equity, especially during a difficult insurance environment. During the previous twelve months, United America’s stock price had increased substantially and, in fact, during March and April of 2010, we had been reducing the Fund’s holdings when shares were at higher levels. At the recently reduced price levels, the stock is selling at a sharp discount to its book value and we believe the stock price more than

Greenspring Fund Top 10 Holdings	% of Net Assets as of 6/30/10
FTI Consulting, Inc.	4.0%
SunPower Corp. 0.75% 8/1/27 Convertible Bonds	3.2%
PPL Corporation	2.9%
PartnerRe Ltd.	2.9%
Assurant, Inc.	2.7%
j2 Global Communications, Inc.	2.7%
Republic Services, Inc.	2.6%
Leucadia National Corp. 7%
8/15/13 Corporate Bonds	2.6%
School Specialty, Inc. 3.75%
8/1/23 Convertible Bonds	2.5%
Michael Baker Corp.	2.5%

Greenspring Fund, Incorporated

reflects its difficulties in achieving desired profitability levels as well as the challenging environment for its industry. Therefore, we believe the stock price has the potential to move significantly higher.

Prestige Brands Holdings
Prestige Brands owns a diverse portfolio of over-the-counter pharmaceutical and household cleaning products sold into drug, grocery, and mass merchandise stores primarily in the United States and Canada.  Many of these brands hold leading market share positions and are well-known to the general public, including Chloraseptic, Clear Eyes, Compound W, The Doctor’s, Little Remedies, and Comet.  Prestige Brands’ stock traded down during the quarter following the release of fiscal fourth quarter results, which missed expectations as sales of some products were negatively impacted by a very weak cold and flu season.  Compounding the sales shortfall during the quarter was management’s decision to begin investing more dollars into an aggressive marketing and advertising campaign specifically designed to strengthen its core brands.  This increased spending depressed profit margins in the short term, although the more aggressive campaign should help drive longer-term sales growth.

While Prestige’s recent results were below our expectations, we remain encouraged by the long-term strategy being actively deployed by new CEO, Matt Mannelly, and are cautiously optimistic that his new marketing plans and efforts to improve relationships with key retailers should drive profitable sales growth over time.  In addition, management recently completed a debt refinancing that solidified the Company’s balance sheet strength and places Prestige Brands in a better position to make acquisitions of higher-growth brands.  We continue to be patient and guardedly optimistic that Mannelly’s long-term strategy could transform Prestige into a higher-growth and more profitable company.

INVESTMENT STRATEGY

While we are not particularly optimistic about the strength of the economic recovery, we are not expecting a significant “double-dip” recession.  Our expectation for the stock market for the near future is of a choppy, two steps forward/one step back, one step forward/two steps back type of market, reflective of a muddled economic backdrop. Fortunately, the stock market’s volatility has afforded us the opportunity to purchase certain stocks that became available at attractive prices.  We will remain opportunists willing to increase the Fund’s exposure to selected equities during periods of market weakness, with the expectation of paring back certain of the Fund’s equity holdings if they reach targeted prices during market rallies, which we expect to be short and muted.  Combined with the steady total returns provided by the Fund’s short duration, high yield bonds, our hope is that, if the financial markets act as we expect, the Fund will be able to provide investment returns for our shareholders that will be superior to the equity markets and attained with far less volatility.

Purchases of Securities:
The Greenspring Fund’s largest purchases during the quarter were 1) Mirant North America corporate bonds; 2) School Specialty convertible bonds; 3) Cogent, Inc. common stock; 4) Vought Aircraft Industries corporate bonds and 5) Brown Shoe corporate bonds.

1) Mirant North America corporate bonds 7.375% due December 31, 2013 – Mirant Corporation and RRI Energy announced a stock-for-stock merger that will combine these two companies into a company called GenOn Energy, which will be one of the largest independent power producers in the country.  The transaction requires that $1.8 billion of debt of the two companies be retired, including the Mirant 7.375% bonds.  The merger is expected to close during the fourth quarter of 2010. Should the merger close on December 31, 2010, and the Mirant bonds are called for redemption at the stated call price on that date, then the holding has the potential to earn an annualized yield-to-call of more than 5%.  Should the merger close on an earlier date, the bond’s redemption price would be higher, thus improving the realized yield.  Either way, we feel the total return that is achieved is a very attractive short-term return in the current interest rate environment.

Greenspring Fund, Incorporated

2) School Specialty convertible bonds 3.75% due November 30, 2026 – School Specialty is a distributor of a wide variety of educational supplies and furniture to school systems nationwide. The Fund already owned an investment position in a different issue of School Specialty convertible bonds – the 3.75% due August 1, 2023.  Both bonds have “put” features that allow holders of the bonds to sell the bonds back to School Specialty at a price of par on various dates.  Our interest in both of these bonds is due more to the attractive yield-to-put than the convertibility feature of the bonds.  From the price that the bonds closed the quarter, we expect to potentially receive an annualized yield-to-put of approximately 7.5% to the first put date of November 30, 2011. Because the bond is convertible into the common stock of School Specialty, it is also possible that the convertible bond will move higher in price, should the common stock appreciate in value.

Our plans are to “put” back to the Company, on August 1, 2010, the other issue of School Specialty convertible bonds that the Fund owns, in accordance with the put provisions of the bond, potentially  realizing an attractive total return on that investment.

3) Cogent, Inc. common stock – Cogent produces and deploys large-scale fingerprint and other biometric identification systems to governments, law enforcement agencies, and commercial enterprises.  In this era of heightened concerns about terrorist activities, governments and law enforcement agencies around the world are increasingly concerned with who is entering their countries and tracking their activities while inside the country.  Cogent’s biometric systems offer strong solutions that provide identity confirmation and matching against terrorist and criminal databases.

As one of only two companies capable of deploying large-scale fingerprint identification systems, Cogent is in an enviable competitive position to benefit from increased global demand.  In addition, a conservative management team, which owns a significant amount of Cogent’s stock, has built a high return/high cash-flow business model and has accumulated over $500 million (more than $5.50 per share) in cash on the balance sheet to deploy towards internal and/or external growth opportunities.

Greenspring Fund Portfolio Allocation June 30, 2010

Sales of Securities:
As in many recent quarters, the majority of the Fund’s “sales” were bonds that matured, were redeemed, or were sold back to the issuing companies in accordance with a “put” feature. During the second quarter of 2010, the Fund’s four largest sales were of this variety.  In order of magnitude, they were: 1) the maturity of the Maxtor Corporation convertible bonds; 2) the sale of the Alcatel-Lucent convertible bonds back to the Company in accordance with a “put” feature; 3) the redemption of the Owens-Brockway Glass corporate bonds and 4) the maturity of the Integra LifeSciences convertible bonds.

The fifth largest sale in the Greenspring Fund during the second quarter of 2010 was that of the Wesco International convertible bonds.  We had purchased the Wesco International bonds due to an attractive yield-to-put.  At that time, Wesco had a very strong balance sheet, was generating significant cash flow, and was managing its business well during a challenging economic environment.  Subsequently, the Company repurchased a significant portion of the bonds in the open market, operating fundamentals strengthened, and the price of

Greenspring Fund, Incorporated

Wesco’s common stock responded by appreciating sharply in value.  Because the bonds are convertible into common stock, the appreciation in the common stock drove the price of the convertible bonds higher as well.  In fact, the bonds traded several points above par, and we decided to sell the Fund’s bonds.  As a result, the Fund achieved a total return superior to what we had initially anticipated at the time of our purchase, which was the return that would have been realized had we simply held the bonds and “put” them back to the Company at par on the first put date.

The only significant sales of common stocks during the second quarter were the partial sale of the Fund’s holding in United America Indemnity, the complete sale of the Fund’s small holding in Brush Engineered Materials and the partial sale of the Fund’s investment in NTELOS Holdings Corp common stock.

We hope that all our shareholders are enjoying the summer and are managing to stay cool during this sweltering environment (weather and stock market!).  We look forward to reporting continued solid progress as the year moves forward.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

A complete listing of the securities in the Fund’s portfolio may be found in the Schedule of Investments section of this report or on our web site at www.greenspringfund.com.

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. You can not invest directly in an index.  Free cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Return on Equity (ROE) is a measure of a corporation’s profitability. It represents the average return on equity on the securities in the portfolio, not the actual return on equity on the portfolio. Book value represents the net asset value of a company, and is calculated by subtracting total liabilities from total assets.

Distributed by Quasar Distributors, LLC 8/10

Greenspring Fund, Incorporated

Expense Example For the Six Months Ended June 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/2010 – 6/30/2010).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	1/1/2010 –
	1/1/2010	6/30/2010	6/30/2010*
Actual	$1,000	$1,007	$4.83
Hypothetical
(5% annual return before expenses)	$1,000	$1,020	$4.86

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97%, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited)

Shares		Value
COMMON STOCKS: 42.1%
Business Services: 2.7%
795,184	j2 Global Communications, Inc.*	$17,366,819
Commercial Banking: 1.1%
40,074	American National Bankshares, Inc.	857,183
398,801	Cardinal Financial Corp.	3,684,921
65,000	Middleburg Financial Corp.	904,150
199,862	Southern National Bancorp of Virginia*	1,460,991
14,476	SunTrust Banks, Inc.	337,291
		7,244,536
Communications Equipment: 1.5%
1,789,725	Harmonic, Inc.*	9,736,104
Construction & Engineering: 4.4%
315,700	EMCOR Group, Inc.*	7,314,769
526,448	MasTec, Inc.*	4,948,611
466,928	Michael Baker Corp.* º	16,295,787
		28,559,167
Consumer Goods: 1.2%
1,096,472	Prestige Brands Holdings, Inc.*	7,763,022
Electrical Equipment: 0.1%
17,400	Emerson Electric Co.	760,206
Food – Packaged: 2.4%
284,645	Ralcorp Holdings, Inc.*	15,598,546
Insurance: 7.8%
505,425	Assurant, Inc.	17,538,247
270,192	PartnerRe, Ltd.#	18,951,267
1,041,834	United America Indemnity, Ltd. – Class A*#	7,667,898
236,050	W.R. Berkley Corp.	6,245,883
		50,403,295
Machinery: 0.1%
20,000	Pentair, Inc.	644,000
Management Consulting: 4.0%
599,961	FTI Consulting, Inc.*	26,152,300
Oil & Gas Exploration & Production: 3.1%
5,626	ConocoPhillips	276,180
108,400	Energen Corp.	4,805,372
22,280	EOG Resources, Inc.	2,191,684
375,296	Rosetta Resources, Inc.*	7,434,614
192,000	Suncor Energy, Inc.#	5,652,480
		20,360,330
Real Estate: 0.1%
4,500	First Potomac Realty Trust	64,665
27,500	Urstadt Biddle Properties, Inc. – Class A	443,575
		508,240
Savings Institutions: 0.3%
109,187	BCSB Bancorp, Inc.*	1,080,951
56,400	OceanFirst Financial Corp.	680,748
		1,761,699
Security Services: 1.9%
1,363,191	Cogent, Inc.*	12,282,351
Semiconductors & Semiconductor Equipment: 0.7%
34,093	Rudolph Technologies, Inc.*	257,402
264,405	Tessera Technologies, Inc.*	4,243,700
		4,501,102
Specialty Metals: 1.4%
270,927	Carpenter Technology Corp.	8,894,533
Telecommunications: 2.8%
192,299	NTELOS Holdings Corp.	3,307,543
528,600	Verizon Communications, Inc.	14,811,372
		18,118,915
Truck Dealerships: 1.0%
211,930	Rush Enterprises, Inc. – Class A*	2,831,385
295,798	Rush Enterprises, Inc. – Class B*	3,446,047
		6,277,432
Utilities: 2.9%
766,067	PPL Corp.	19,113,372
Waste Management Services: 2.6%
577,958	Republic Services, Inc.	17,182,691
TOTAL COMMON STOCKS
(cost $238,956,711)		273,228,660
INVESTMENT COMPANIES: 0.2%
169,436	NGP Capital Resources Co.
	(cost $2,248,098)	1,214,856

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited) (Con’t)

Principal		Value
CONVERTIBLE BONDS: 19.6%
Building Materials: 1.2%
$7,614,000	Griffon Corp., 4.000%, 7/18/23	$7,652,070
Communication Equipment Manufacturing: 0.8%
5,966,000	ADC Telecommunications, 1.121%, 6/15/13	5,264,995
Construction & Engineering: 0.2%
1,307,000	MasTec, Inc., 4.000%, 6/15/14	1,186,103
Educational: 4.6%
16,343,000	School Specialty, Inc., 3.750%, 8/1/23	16,343,000
13,897,000	School Specialty, Inc., 3.750%, 11/30/26	13,289,006
		29,632,006
Financial Services: 0.5%
3,476,000	Dollar Financial Corp., 2.875%, 6/30/27	3,058,880
Home Improvements: 1.3%
16,085,000	Masco Corp., 0.000%, 7/20/31	8,303,881
Housewares: 0.0%
226,000	Lifetime Brands, Inc., 4.750%, 7/15/11	219,220
Medical Equipment: 2.0%
14,213,000	Hologic, Inc., 2.000%, 12/15/37	12,169,881
1,000,000	Integra Lifesciences Holdings,
	2.375%, 6/1/12 – 144A	948,750
		13,118,631
Movie Theater: 1.3%
8,423,000	Regal Entertainment Group,
	6.250%, 3/15/11 – 144A	8,570,403
Pharmaceuticals: 1.4%
9,320,000	Par Pharmaceutical, Inc., 2.875%, 9/30/10	9,296,700
Real Estate: 0.8%
5,375,000	Alexandria Real Estate, Inc.,
	3.700%, 1/15/27 – 144A	5,274,219
Semiconductors & Semiconductor Equipment: 4.9%
4,911,000	Advance Micro Devices, Inc.,
	5.750%, 8/15/12	4,843,474
6,817,000	Sandisk Corp., 1.000%, 5/15/13	6,092,694
20,996,000	SunPower Corp., 0.750%, 8/1/27	20,969,755
		31,905,923
Telecommunications: 0.6%
3,962,000	Level 3 Communications, Inc.,
	2.875%, 7/15/10	3,947,142
TOTAL CONVERTIBLE BONDS
(cost $124,729,893)		127,430,173
CORPORATE BONDS: 25.0%
Aircraft Manufacturing: 1.8%
11,811,000	Vought Aircraft Industries, Inc.,
	8.000%, 7/15/11	11,870,055
Asset Management: 0.2%
580,000	Janus Capital Group, Inc., 6.500%, 6/15/12	598,869
625,000	Waddell & Reed Financial, Inc.,
	5.600%, 1/15/11	639,151
		1,238,020
Automotive: 2.0%
12,761,000	Sonic Automotive, Inc., 8.625%, 8/15/13	13,016,220
Business Equipment: 2.1%
100,000	Xerox Corp., 6.875%, 8/15/11	105,717
13,209,000	Xerox Corp., 7.625%, 6/15/13	13,440,699
		13,546,416
Communication Equipment Manufacturing: 0.0%
121,000	Motorola, Inc., 7.625%, 11/15/10	124,124
Floor Covering: 0.5%
3,453,000	Mohawk Industries, Inc., 6.500%, 1/15/11	3,504,795
Footwear: 1.5%
9,738,000	Brown Shoe Company, Inc., 8.750%. 5/1/12	9,884,070
Insurance: 0.3%
1,669,000	Assurant, Inc., 5.625%, 2/15/14	1,765,001
Management Consulting: 2.0%
12,562,000	FTI Consulting, Inc., 7.625%, 6/15/13	12,624,810
Oil & Gas Exploration & Production: 4.1%
4,715,000	Energen Corp., 7.625%, 12/15/10	4,831,937
6,365,000	Forest Oil Corp., 8.000%, 12/15/11	6,651,425
5,007,000	Frontier Oil Corp., 6.625%, 10/1/11	5,050,811
7,269,000	Harvest Operations Corp.,
	7.875%, 10/15/11#	7,359,862
968,000	KCS Energy, Inc., 7.125%, 4/1/12	970,420
1,851,000	Whiting Petroleum Corp., 7.250%, 5/1/12	1,860,255
		26,724,710

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2010 (Unaudited) (Con’t)

Principal		Value
CORPORATE BONDS: 25.0% (Con’t)
Oil & Gas Pipelines: 0.2%
$560,000	El Paso Corp., 7.000%, 5/15/11	$574,710
834,000	Sonat, Inc., 7.625%, 7/15/11	864,503
		1,439,213
Specialty Chemicals: 1.2%
7,925,000	Polypore, Inc., 8.750%, 5/15/12	7,984,437
Transportation Equipment Manufacturing: 0.9%
5,470,000	Westinghouse Air Brake Technologies Corp.,
	6.875%, 7/31/13	5,558,887
Utilities: 4.5%
2,088,000	Allegheny Energy Supply Co.,
	7.800%, 3/15/11	2,191,312
175,000	Aquila, Inc., 7.950%, 2/1/11	181,084
6,020,000	Aquila, Inc., 11.875%, 7/1/12	6,935,690
14,760,000	Mirant North America, LLC,
	7.375%, 12/31/13	15,165,900
3,582,000	National Fuel Gas Co., 6.700%, 11/21/11	3,817,635
700,000	Reliant Energy Reserve Corp.,
	7.750%, 2/15/11	727,273
		29,018,894
Warehousing & Storage: 0.4%
2,632,000	Iron Mountain, Inc., 7.750%, 1/15/15	2,664,900
Waste Management Services: 0.6%
3,004,000	Allied Waste North America, Inc.,
	6.500%, 11/15/10	3,065,369
185,000	Allied Waste North America, Inc.,
	5.750%, 2/15/11	189,493
783,000	Allied Waste North America, Inc.,
	6.375%, 4/15/11	809,455
		4,064,317
Wood Product Manufacturing: 2.7%
16,568,000	Leucadia National Corp., 7.000%, 8/15/13	16,982,200
329,000	Leucadia National Corp., 7.750%, 8/15/13	343,805
		17,326,005
TOTAL CORPORATE BONDS
(cost $159,570,895)		162,354,874

Shares
SHORT-TERM INVESTMENTS: 13.3%
Money Market Instruments ^
28,465,602	AIM Liquid Assets, 0.110%	28,465,602
28,276,232	AIM STIC Prime Portfolio, 0.120%	28,276,232
28,493,047	Fidelity Money Market Portfolio, 0.200%	28,493,047
825,138	First American Prime
	Obligations – Class Y, 0.000%	825,138
TOTAL SHORT-TERM INVESTMENTS
(cost $86,060,019)		86,060,019
TOTAL INVESTMENTS IN SECURITIES
(cost $611,565,616): 100.2%		650,288,582
Other Assets less Liabilities: (0.2)%		(1,008,875)
NET ASSETS: 100.0%		$649,279,707

*	Non-income producing security.
º	Investment in affiliated security (Note 5).
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities have been determined to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of June 30, 2010, the value of these investments was $14,793,372, or 2.3% of total net assets.

^	Rate shown is the 7-day effective yield at June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2010 (Unaudited)

ASSETS
Investments in securities, at value (cost $611,565,616)	$650,288,582
Receivables:
Fund shares sold	3,214,730
Dividends and interest	4,333,006
Prepaid expenses	38,818
Total assets	657,875,136

LIABILITIES
Payables:
Due to affiliate (Note 5)	371,985
Securities purchased	7,904,323
Fund shares redeemed	143,273
Accrued expenses	175,848
Total liabilities	8,595,429

NET ASSETS	$649,279,707

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	28,432,370

Net asset value, offering and redemption price per share	$22.84

COMPONENTS OF NET ASSETS
Capital stock at par value	$284,324
Paid-in capital	599,577,121
Accumulated net investment income	6,942,354
Undistributed net realized gain on investments	3,752,942
Net unrealized appreciation on investments	38,722,966
NET ASSETS	$649,279,707

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME
Income
Interest	$8,791,762
Dividends (net of foreign withholding taxes of $5,511)	1,954,833
Total income	10,746,595

Expenses
Advisory fees (Note 5)	2,032,606
Transfer agent fees (Note 6)	313,722
Administration fees	158,270
Fund accounting fees	46,292
Administration fees - Corbyn (Note 5)	43,286
Custody fees	33,311
Reports to shareholders	27,674
Blue sky fees	20,951
Legal fees	16,481
Miscellaneous fees	15,349
Audit fees	13,321
Insurance fees	11,041
Directors fees	9,718
Registration fees	3,924
Total expenses	2,745,946
Net investment income	8,000,649

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	4,959,487
Change in net unrealized appreciation/depreciation on investments	(11,829,120)
Net realized and unrealized loss on investments	(6,869,633)
Net increase in net assets resulting from operations	$1,131,016

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2010#	December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$8,000,649	$15,295,581
Net realized gain on investments	4,959,487	4,198,368
Change in net unrealized appreciation/depreciation on investments	(11,829,120)	47,403,220
Net increase in net assets resulting from operations	1,131,016	66,897,169

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(17,520,873)
From net realized gain	—	(466,637)
Total distributions to shareholders	—	(17,987,510)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)+	119,650,905	171,393,156
Total increase in net assets	120,781,921	220,302,815

NET ASSETS
Beginning of period	528,497,786	308,194,971
End of period (including accumulated net investment income (loss)
of $6,942,354 and ($1,058,295), respectively)	$649,279,707	$528,497,786

(a)	A summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2010#		December 31, 2009
	Shares	Value	Shares	Value
Shares sold	7,820,328	$181,302,000	13,178,198	$276,898,159
Shares issued in reinvestment of distributions	—	—	811,228	17,657,563
Shares redeemed+	(2,683,433)	(61,651,095)	(5,832,422)	(123,162,566)
Net increase	5,136,895	$119,650,905	8,157,004	$171,393,156

#	Unaudited.
+	Net of redemption fees of $26,510 and $63,422, respectively.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2010#		2009	2008	2007	2006	2005
Net asset value, beginning of period	$22.69		$20.36	$23.59	$23.43	$21.57	$20.91

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.29		0.71	0.43	0.55	0.53	0.47
Net realized and unrealized gain (loss) on investments	(0.14)		2.47	(3.18)	0.70	2.10	0.88
Total from investment operations	0.15		3.18	(2.75)	1.25	2.63	1.35

LESS DISTRIBUTIONS:
From net investment income	—		(0.83)	(0.34)	(0.56)	(0.58)	(0.44)
From net realized gain	—		(0.02)	(0.16)	(0.53)	(0.19)	(0.25)
Total distributions	—		(0.85)	(0.50)	(1.09)	(0.77)	(0.69)
Paid-in capital from redemption fees (Note 1)	—*		—*	0.02	—*	—*	—*
Net asset value, end of period	$22.84		$22.69	$20.36	$23.59	$23.43	$21.57
Total return	0.66%	^	15.83%	(11.72)%	5.32%	12.29%	6.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$649.3		$528.5	$308.2	$257.9	$243.9	$157.6
Ratio of expenses to average net assets	0.97%	+	1.03%	1.06%	1.03%	1.07%	1.16%
Ratio of net investment income to average net assets	2.82%	+	3.67%	2.15%	2.24%	2.56%	2.30%
Portfolio turnover rate	22.35%	^	46.77%	47.11%	53.75%	38.58%	36.22%

#Unaudited.
*Amount less than $0.01 per share.
^Not Annualized.
+Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2010 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments – Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”) to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost, which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be valued at market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Fund’s Board of Directors (the “Board”).

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2010 (Unaudited) (Con’t)

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.  The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010:

	Quoted Prices	Significant Other	Significant	Carrying Value
	in Active	Observable	Unobservable	at June 30,
	Markets	Inputs	Inputs	2010
	Level 1	Level 2	Level 3	Total
Common Stocks	$273,228,660	$—	$—	$273,228,660
Investment Companies	1,214,856	—	—	1,214,856
Convertible Bonds	—	127,430,173	—	127,430,173
Corporate Bonds	—	162,354,874	—	162,354,874
Short-Term Investments	86,060,019	—	—	86,060,019
Total	$360,503,535	$289,785,047	$—	$650,288,582

Transfers between levels are recognized at the end of the reporting period. During the six months ended June 30, 2010, the Fund recognized no significant transfers to/from Level 1 or Level 2.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Redemption fees – The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions. In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders. To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies. The Fund reserves the right to reject combined or omnibus orders in whole or in part.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2010 (Unaudited) (Con’t)

The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

The fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

It is the Fund’s policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 15, 2009 an income dividend of $0.47000 per share was declared, payable on July 16, 2009, to shareholders of record on July 14, 2009. Additionally, on December 16, 2009, an income dividend of $0.35600 per share and a short-term capital gain distribution of $0.02038 per share were declared, payable on December 17, 2009 to shareholders of record on December 15, 2009. The tax character of distributions paid during the six months ended June 30, 2010 and the year ended December 31, 2009 was as follows:

Distributions paid from:	June 30, 2010	December 31, 2009
Ordinary income	$—	$17,987,510
Long-term capital gain	$—	$—

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2010, purchases and sales of investments, other than short-term investments, aggregated $229,155,701 and $111,910,271, respectively.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2010 (Unaudited) (Con’t)

Note 4 – Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2010, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Generally, tax authorities can examine tax returns filed for all open tax years (2006-2009).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2009, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$474,070,620
Gross tax unrealized appreciation	62,303,884
Gross tax unrealized depreciation	(12,810,093)
Net tax unrealized appreciation	49,493,791
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	49,493,791
Other accumulated gains/(losses)	(1,206,545)
Total accumulated earnings/(losses)	$48,287,246

As of December 31, 2009, the Fund had a capital loss carryforward of $463,089, which, if not offset by subsequent capital gains, will expire on December 31, 2016.

The Fund incurred losses for tax purposes of $743,456 for the period from November 1, 2009 to December 31, 2009. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending December 31, 2010.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2010 (Unaudited) (Con’t)

Note 5 – Transactions with Affiliated Parties

Corbyn serves as the Fund’s investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the six months ended June 30, 2010, the Fund incurred $2,032,606 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the six months ended June 30, 2010, the Fund incurred $43,286 in administrative fees to Corbyn.

At June 30, 2010, investors for whom Corbyn was investment adviser held 785,218 shares of the Fund.

A company is considered to be an affiliate of the Fund under the 1940 Act if the Fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the six months ended June 30, 2010 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value
Michael Baker Corp.	$7,704,447	$2,859,160	$—	$10,563,607	$—	466,928	$16,295,787

Note 6 – Shareholder Servicing Fees

Both the Fund and Corbyn have entered into various Shareholder Servicing Agreements, whereby a fee is paid to certain service agents who administer omnibus accounts for indirect shareholders of the Fund. The Board of Directors has authorized the Fund to pay the amount of the fees it estimates the Fund would have been charged by its transfer agent for administering the accounts on an individual basis. The amount is included in “Transfer agent fees” on the accompanying Statement of Operations. For the six months ended June 30, 2010, the Fund incurred $283,951 of such fees.

Note 7 – New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010.  At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”). In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently at an in-person meeting in February 2010. To assist the Directors in their evaluation of the Agreement, the Board was supplied with extensive information by the Adviser in advance of the meeting. After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement. The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund. In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement. The Board considered the specific responsibilities of all aspects of the daily management of the Fund. The Board considered the qualifications and experience of the portfolio manager and other key personnel of the Adviser involved with the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including the backgrounds of the chief compliance officers of both the Fund and the Adviser, as well as the Adviser’s compliance record. The Board also considered the Adviser’s marketing efforts and its continued commitment to the Fund’s growth. The Board noted that the Adviser has managed the Fund since its inception, providing a consistent investment approach with low turnover of the Adviser’s staff. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under its advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund for periods ended December 31, 2009 on both an absolute basis, and in comparison to the performance of various category, relative index and major market benchmarks. The Board noted that, while the Fund’s 1-year return of 15.8% underperformed that of its category benchmarks, which are groups of other mutual funds with similar investment styles selected by independent providers of mutual fund information, the Fund’s long-term performance for the 3-, 5- and 10-year periods continued to exceed that of the category benchmarks. The Board also considered the consistency of returns and the level of risk taken. The Board concluded that the Adviser’s historical investment performance was highly satisfactory given the market conditions and consistent with the Fund’s long-term performance objective.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed a presentation prepared by the Adviser comparing the Fund to a group of eleven peer funds. Each of the peer funds

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

used a research-intensive investment style similar to that of the Fund and did not have a 12b-1 Plan. The Board considered that the Fund’s contractual advisory fee of 0.73% was less than the median contractual advisory fee of the peer funds at a common net asset level. The Board also considered that the Fund’s total expense ratio of 1.03% was lower than the median total expense ratio of the peer funds. The Board concluded that, although the Adviser had not agreed to waive and/or reimburse Fund expenses at a certain level, the Adviser had consistently maintained an annual expense ratio in line with its peer group. Additionally, the fees charged by the Adviser were in line with the fees it charged to its other separately managed accounts and were not excessive.

4.
Economies of scale. The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow. The Board noted that the Agreement’s fee schedule included breakpoints at net asset levels of $250 million and $500 million, whereby the fees paid by the Fund would decrease at the higher asset levels. The Board concluded that net assets were above $250 million for the entire year, and above $500 million for portions of the year, allowing the Fund and its shareholders to take advantage of these economies of scale.

5.
Costs of services provided and profits to be realized by the Adviser. The Board then discussed the costs of the services to be provided and the profitability of the Adviser. Specific attention was given to the methodologies followed in allocating shared costs to the Fund. The Board recognized that the cost allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. After such review, the Board determined that the profitability of the Adviser with respect to the Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services to the Fund.

6.
Other factors and considerations. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the receipt of research services in exchange for soft dollar credit in connection with commissions on the Fund’s equity transactions. The Board noted that the commissions paid by the Fund are reasonable and that the Fund receives quality execution, regardless of whether the commissions are used to pay for research through soft dollar arrangements. Other material information considered includes the Adviser’s management of its relationship with the Fund’s third party service providers, and expenses paid to those third parties. Also, at its quarterly meetings, the Board reviews detailed information relating to the Fund’s portfolio and performance, and receives a presentation from the Fund’s portfolio manager.

The Board did not identify any single factor discussed previously, but instead considered all factors collectively in its determination to approve the Agreement. The Directors, including a majority of the Independent Directors, concluded that the terms of the Agreement are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser and that the Agreement is in the best interest of the Fund.

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS June 30, 2010 (Unaudited)

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or greenspring@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through June 30, 2010
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return.  This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2010. The total value of $131,150 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees.  This chart does not imply any future performance.

Average annual total returns for the one, three, five and ten year periods ended June 30, 2010 were 10.36%, 0.49%, 5.38% and 7.75%, respectively.  Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown.  Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

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Greenspring Fund, Incorporated

Privacy Policy

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com.  Thank you.

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS	INVESTMENT ADVISER
Charles vK. Carlson, Chairman	Corbyn Investment Management, Inc.
William E. Carlson	2330 West Joppa Road, Suite 108
David T. Fu	Lutherville, MD 21093-7207
Sean T. Furlong
Michael J. Fusting	ADMINISTRATOR, FUND ACCOUNTANT
Richard Hynson, Jr.	AND TRANSFER AGENT
Michael P. O’Boyle	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
OFFICERS	Milwaukee, WI 53202
Charles vK. Carlson
President and Chief Executive Officer	DISTRIBUTOR
Quasar Distributors, LLC
Michael J. Fusting	615 East Michigan Street
Sr. Vice President and	Milwaukee, WI 53202
Chief Financial Officer
CUSTODIAN
Elizabeth Agresta Swam	U.S. Bank, N.A.
Chief Compliance Officer,	1555 N. RiverCenter Dr., Suite 302
Secretary, Treasurer	Milwaukee, WI 53212
and AML Officer
LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*    /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date   August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date   August 25, 2010

By (Signature and Title)*    /s/ Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date   August 25, 2010

* Print the name and title of each signing officer under his or her signature.